                       SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004



                                    FORM 8-K
                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): November 6, 2001



                               LIQUID AUDIO, INC.
             (Exact name of Registrant as Specified in Its Charter)

            Delaware                     000-25977                77-0421089
(State or Other Jurisdiction of    Commission File Number       (IRS Employer
         Incorporation)                                      Identification No.)



                              800 Chesapeake Drive
                         Redwood City, California 94063
                    (Address of Principal Executive Offices)

                                 (650) 549-2000
              (Registrant's Telephone Number, Including Area Code)

ITEM 5.  OTHER EVENTS.

         On November 5, 2001, Liquid Audio, Inc. issued a press release announcing that Raymond A. Doig, president of EMV Partners Corporation, and Stephen V. Imbler, former president and chief operating officer of Hyperion Solutions Corporation, have been elected to the company's board of directors. These elections raise the number of directors to six. The company also announced that its board of directors reviewed the previously announced indications of interest from Steel Partners and BCG Strategic Investors, each of which conditionally suggested purchasing the company for $3.00 per share, and the board of directors concluded that it has no interest in pursuing either of these indications of interest at this time. The press release is attached hereto as
Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   Exhibits.

               Exhibit 99.1 Press Release of Registrant, dated November 5, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               Liquid Audio, Inc.


Date:  November 5, 2001
                               By: /s/ Michael R. Bolcerek
                                   ---------------------------------------------
                                   Michael R. Bolcerek
                                   Chief Financial Officer and Senior VP Finance

                                  EXHIBIT INDEX

Exhibit
Number
------

99.1     Press Release of Registrant, dated November 5, 2001.